UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: February 29

Date of reporting period: February 29, 2008

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / FEBRUARY 29, 2008

Legg Mason Partners

California Municipals Fund

Managed by	WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide California investors with as high a level of current income exempt from federal income taxes and California state personal income taxes as is consistent with prudent investment management and the preservation of capital.*

*	Certain investors may be subject to the federal alternative minimum tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand during the 12-month reporting period ended February 29, 2008, it weakened significantly toward the end of the reporting period. After U.S. gross domestic product (“GDP”)i growth was a tepid 0.6% in the first quarter of 2007, the economy then rebounded during the next six months. Second quarter 2007 GDP growth was a solid 3.8% and third quarter GDP growth accelerated to 4.9%, its strongest showing in four years. However, continued weakness in the housing market and an ongoing credit crunch took their toll on the economy during the last three months of 2007. During this period, GDP growth was 0.6%. Recently, there have been additional signs of an economic slowdown, leading some to believe that the U.S. may be headed for a recession. The U.S. Department of Labor said that non-farm payroll employment fell 22,000 in January 2008, the first monthly decline in more than four years. This was followed up with 63,000 jobs lost in February — the largest decline in five years. Elsewhere, the National Association of Realtors reported that existing home sales fell for the sixth consecutive month in January 2008 and the median home price was down nearly 5% versus January 2007.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take several actions during the reporting period. The Fed initially responded by lowering the discount rate — the rate the Fed uses for loans it makes directly to banks — from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, 2007, the Fed reduced the discount rate to 5.25% and the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates in October and December 2007, bringing the federal funds rate to 4.25% at the end of 2007. In January 2008, the Fed continued to aggressively ease monetary policy in an attempt to ward off a recession. In a surprise move, the Fed cut the federal funds rate on January 22, 2008 by 0.75% to 3.50%. The Fed again lowered the federal funds rate during its meeting on January 30, 2008, bringing it to 3.00%. In March 2008, after the reporting period ended, the Fed cut the federal funds rate an additional 0.75% to 2.25%, its lowest level since December 2004. In its statement

Legg Mason Partners California Municipals Fund	I

Letter from the chairman continued

accompanying the March rate cut, the Fed stated: “Recent information indicates that the outlook for economic activity has weakened further. . . . Financial markets remain under considerable stress, and the tightening of credit conditions and the deepening of the housing contraction are likely to weigh on economic growth over the next few quarters.”

During the 12-month reporting period, both short- and long-term Treasury yields experienced periods of volatility. This was due, in part, to mixed economic and inflation data, the fallout from the subprime mortgage market and shifting expectations regarding the Fed’s monetary policy. Within the bond market, investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered several “flights to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower).

Overall, during the 12 months ended February 29, 2008, two-year Treasury yields fell from 4.65% to 1.65%. Over the same time, 10-year Treasury yields fell from 4.56% to 3.53%. The U.S. yield curveiv steepened during the reporting period. Short-term yields fell sharply in concert with the Fed’s rate cuts while longer-term yields fell less dramatically due to inflationary concerns.

The municipal bond market lagged its taxable bond counterparts over the 12 months ended February 29, 2008. Over that period, the Lehman Brothers Municipal Bond Indexv and the Lehman Brothers U.S. Aggregate Indexvi returned -1.18% and 7.30%, respectively. During the reporting period, the municipal market was adversely affected by increased investor risk aversion and fears that an economic recession would negatively impact municipalities, as they would generate less tax revenues. In addition, several large bond insurers experienced rating downgrades due to concerns that they no longer had enough capital to guarantee billions of dollars in debt due to the fallout from the subprime mortgage crisis. Furthermore, the forced selling of municipal securities by hedge funds caused tax-free bond yields to move sharply higher (and their prices lower) in February 2008.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

II	Legg Mason Partners California Municipals Fund

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

March 28, 2008

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[v]	The Lehman Brothers Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

vi

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Legg Mason Partners California Municipals Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide California investors with as high a level of current income exempt from federal income taxes and California state personal income taxes as is consistent with prudent investment management and the preservation of capital. The managers select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities they believe will benefit from changes in market conditions.

Normally, the Fund invests at least 80% of its net assets in California municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes and California state personal income taxes. The Fund focuses primarily on intermediate-term and long-term municipal securities, which have remaining maturities, at the time of purchase, from three to over 30 years. The Fund invests primarily in investment grade bonds, but can invest up to 20% of its assets in below investment grade bonds or in unrated securities that we determine to be of equivalent quality.

Western Asset, the Fund’s subadviser, utilizes a fixed-income discipline which emphasizes a team approach, with decisions derived from the constant interaction among the various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist who are skilled and experienced in all major areas of the fixed-income market. This structure seeks to ensure that client portfolios benefit from a consensus that draws on the expertise of all team members.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the U.S. bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 4.65% and 4.56%, respectively. This inversion of the yield curveii — with short-term yields being higher than their long-term counterparts — often telegraphs weaker economic growth or a recession.

The yield curve then moved back to a more normal slope as second quarter 2007 gross domestic product (“GDP”)iii growth was a solid 3.8%. This, coupled with inflationary pressures, caused short- and long-term Treasury yields to move sharply higher. By mid-June, two- and 10-year Treasurys were yielding 5.10% and 5.26%, respectively, and market sentiment was that the Fed’s next move would be to raise interest rates.

Legg Mason Partners California Municipals Fund 2008 Annual Report	1

Fund overview continued

However, after their June peaks, Treasury yields then moved lower, as concerns regarding the subprime mortgage market and a severe credit crunch triggered a massive “flight to quality.” Investors were drawn to the relative safety of Treasurys, causing their yields to fall and their prices to rise. At the same time, increased investor risk aversion caused other segments of the bond market to falter. As conditions in the credit market worsened in August 2007, central banks around the world took action by injecting approximately $500 billion of liquidity into the financial system. Additionally, the Fed began lowering the discount rateiv and the federal funds ratev in August and September 2007, respectively. While this initially helped ease the credit crunch, continued subprime mortgage write-offs and weak economic data triggered additional flights to quality in November 2007 and in early 2008. Despite continued rate cuts by the Fed, by the end of February 2008, many economists were predicting that the U.S. was headed toward a recession. At the end of the fiscal year, two- and 10-year Treasury yields had fallen to 1.65% and 3.53%, respectively.

Municipal bonds also experienced periods of volatility and significantly lagged their taxable counterparts during the fiscal year. All told, the overall municipal market, as measured by the Lehman Brothers Municipal Bond Indexvi, returned -1.18% during the one-year period ended February 29, 2008. In contrast, the overall taxable bond market, as measured by the Lehman Brothers U.S. Aggregate Indexvii, gained 7.30% over the same period. Much of the difference in the returns occurred in February 2008. During that month, the Lehman Brothers Municipal Bond Index fell 4.58%, while the Lehman Brothers U.S. Aggregate Index rose 0.14%. Municipal bond prices fell sharply due to the downgrades of several bond insurers and forced selling of tax-free bonds by highly-leveraged hedge funds.

Q. How did we respond to these changing market conditions?

A. The investment team positioned the portfolio for a steepening of the yield curve and a widening of credit spreads which we anticipated to occur during the fiscal year. This was based on the assessment going into this time period that the municipal yield curve was historically flat and that credit spreads were near historically narrow levels. As events unfolded during the reporting period, the team reacted by making opportunistic adjustments to the portfolio durationviii and continuing to maintain a significant overweight to the highest-quality sector of the market, pre-refundedix bonds. These two strategies made a significant contribution to the portfolio’s relative and absolute performance for the fiscal year, as the pre-refunded sector and shorter-duration positioning produced strong results during the 12-month reporting period.

2	Legg Mason Partners California Municipals Fund 2008 Annual Report

Performance review

For the 12 months ended February 29, 2008, Class A shares of Legg Mason Partners California Municipals Fund, excluding sales charges, returned -0.94%. The Fund’s new unmanaged benchmark, the Lehman Brothers California Municipal Bond Indexx, and its former unmanaged benchmark, the Lehman Brothers Municipal Bond Index, returned -2.24% and -1.18%, respectively, for the same period. The Lipper California Municipal Debt Funds Category Average1 returned -5.30%.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

PERFORMANCE SNAPSHOT as of February 29, 2008 (excluding sales charges) (unaudited)
	6 Months	12 Months
California Municipals Fund — Class A Shares	-1.19%	-0.94%
Lehman Brothers California Municipal Bond Index	-1.34%	-2.24%
Lehman Brothers Municipal Bond Index	-0.60%	-1.18%
Lipper California Municipal Debt Funds Category Average[1]	-3.37%	-5.30%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Excluding sales charges, Class B shares returned -1.40%, Class C shares returned -1.49% and Class I shares returned -1.13% over the six months ended February 29, 2008. Excluding sales charges, Class B shares returned -1.47% and Class C shares returned -1.52% over the 12 months ended February 29, 2008. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

Performance information for the 12-month period is not provided for Class I shares as this share class commenced operations on March 2, 2007.

The 30-Day SEC Yields for the period ended February 29, 2008 for Class A, B, C and I shares were 3.94%, 3.56%, 3.50% and 4.25%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class A, B, C and I shares would have been 3.90%, 3.53%, 3.50% and 4.23%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)

As of the Fund’s most current prospectus dated June 28, 2007, the gross total operating expenses for Class A, Class B, Class C and Class I shares were 0.68%, 1.19%, 1.23% and 4.12%, respectively.

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.68% for Class A shares, 1.21% for Class B shares and 0.55% for Class I shares until July 1, 2008.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended February 29, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 118 funds for the six-month period and among the 117 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners California Municipals Fund 2008 Annual Report	3

Fund overview continued

Q. What were the leading contributors to performance?

A. This fiscal year could be characterized as one in which the shortest-duration, highest-quality municipal securities fared the best. The Fund’s portfolio was very well positioned in those respects. For example, the Fund had an average duration that was significantly shorter than its benchmark. It also maintained an overweight to the higher-quality sectors of the market. Also contributing to performance was the Fund’s significant overweight to the pre-refunded sector, as it generated strong results during the 12-month reporting period. In addition, opportunistic hedging of the portfolio during times of market uncertainty was beneficial to performance.

Q. What were the leading detractors from performance?

A. While the Fund emphasized shorter-duration and high-quality securities, it did have some exposure to securities that had longer durations and lower credit ratings. These positions had been held by the Fund for quite some time and detracted from results during the period. The struggles of the monoline insurance companies, which provide guarantees to municipal issuers, resulted in significant widening of credit spreads. In addition, the dramatic steepening of the municipal yield curve during the fiscal year also negatively impacted the performance of the Fund’s longer-term positions.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes to the Fund during the reporting period.

Thank you for your investment in Legg Mason Partners California Municipals Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

March 18, 2008

Western Asset Management Company is one of the world’s leading investment management firms. Its primary business is managing fixed-income portfolios, an activity the firm has pursued for over 35 years.

4	Legg Mason Partners California Municipals Fund 2008 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Lower-rated, higher-yielding bonds known as “junk bonds” are subject to greater credit risk, including the risk of default, than higher-rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iv	The discount rate is the interest rate charged by the U.S. Federal Reserve Bank on short-term loans (usually overnight or weekend) to banks.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi	The Lehman Brothers Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

vii

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ix

A pre-refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasurys or agencies, which has been structured to pay principal and interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond).

[x]

The Lehman Brothers California Municipal Bond Index is a market value weighted index of California investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one year or more.

Legg Mason Partners California Municipals Fund 2008 Annual Report	5

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — February 29, 2008

6	Legg Mason Partners California Municipals Fund 2008 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2007 and held for the six months ended February 29, 2008.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	(1.19)%	$1,000.00	$988.10	0.68%	$3.36
Class B	(1.40)	1,000.00	986.00	1.21	5.97
Class C	(1.49)	1,000.00	985.10	1.26	6.22
Class I	(1.13)	1,000.00	988.70	0.54	2.67

[1]	For the six months ended February 29, 2008.

[2]

Assumes reinvestment of all distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Legg Mason Partners California Municipals Fund 2008 Annual Report	7

Fund expenses (unaudited) continued

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,021.48	0.68%	$3.42
Class B	5.00	1,000.00	1,018.85	1.21	6.07
Class C	5.00	1,000.00	1,018.60	1.26	6.32
Class I	5.00	1,000.00	1,022.18	0.54	2.72

[1]	For the six months ended February 29, 2008.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

8	Legg Mason Partners California Municipals Fund 2008 Annual Report

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 2/29/08	(0.94)%	(1.47)%	(1.52)%	N/A
Five Years Ended 2/29/08	3.16	2.62	2.58	N/A
Ten Years Ended 2/29/08	3.89	3.36	3.31	N/A
Inception* through 2/29/08	6.97	5.09	5.45	(0.90)%

	WITH SALES CHARGES[3]
	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 2/29/08	(5.17)%	(5.74)%	(2.47)%	N/A
Five Years Ended 2/29/08	2.27	2.45	2.58	N/A
Ten Years Ended 2/29/08	3.45	3.36	3.31	N/A
Inception* through 2/29/08	6.78	5.09	5.45	(0.90)%

CUMULATIVE TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
Class A (2/28/98 through 2/29/08)		46.52%
Class B (2/28/98 through 2/29/08)		39.13
Class C (2/28/98 through 2/29/08)		38.50
Class I (Inception* through 2/29/08)		(0.90)

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[3]

Assumes reinvestment of all distributions, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B, C and I shares are April 9, 1984, November 6, 1992, November 14, 1994 and March 2, 2007, respectively.

Legg Mason Partners California Municipals Fund 2008 Annual Report	9

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS A SHARES OF LEGG MASON PARTNERS CALIFORNIA
MUNICIPALS FUND VS. LEHMAN BROTHERS CALIFORNIA MUNICIPAL BOND INDEX AND LEHMAN
BROTHERS MUNICIPAL BOND INDEX† — February 1998 - February 2008

†	Hypothetical illustration of $10,000 invested in Class A shares on February 28, 1998, assuming the deduction of the maximum 4.25% sales charge at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through February 29, 2008. Lehman Brothers California Municipal Bond Index is a market value weighted index of California investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one year or more. The Lehman Brothers Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more. The Indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

‡	Effective November 1, 2007, the Fund’s benchmark was changed from the Lehman Brothers Municipal Bond Index to the Lehman Brothers California Municipal Bond Index to better reflect the composition of the Fund’s portfolio holdings.

10	Legg Mason Partners California Municipals Fund 2008 Annual Report

Schedule of investments

February 29, 2008

LEGG MASON PARTNERS CALIFORNIA MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

MUNICIPAL BONDS — 101.4%
	Education — 5.4%
	California EFA Revenue:
$2,225,000	5.500% due 7/1/15	$2,224,800
2,980,000	Claremont University Center, 5.000% due 3/1/24	2,995,556
2,280,000	College & University Financing Program, 5.000% due 2/1/26	2,024,161
15,000,000	Stanford University, 5.250% due 12/1/32(a)	15,434,550
3,000,000	California Infrastructure & Economic Development Bank Revenue, California Science Center Phase II, FGIC, 5.000% due 5/1/31	2,750,760
5,545,000	California State University Revenue, Refunding, FSA, 5.000% due 11/1/37	5,265,532
1,000,000	Fullerton University Foundation, Auxiliary Organization Revenue, MBIA, 5.750% due 7/1/30	1,040,710
10,000,000	University of California Revenues, FSA, 4.500% due 5/15/31	8,316,600
	Total Education	40,052,669
	Electric — 2.7%
	Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Revenue:
5,000,000	5.250% due 11/15/23	4,396,750
10,000,000	5.000% due 11/15/24	8,347,100
360,000	Northern California Power Agency Public Power Revenue, Geothermal Project No. 3, Unrefunded Balance, 5.000% due 7/1/09	360,673
7,500,000	Southern California Public Power Authority, Project Number 1, 5.250% due 11/1/27	6,893,175
	Total Electric	19,997,698
	Hospitals — 3.5%
6,615,000	ABAG Finance Authority for Nonprofit Corp., CA, Revenue, Refunding Childrens Hospital & Research, 5.250% due 12/1/27	6,127,541
	California Health Facilities Financing Authority Revenue:
2,500,000	Marshall Hospital, California Mortgage Insurance, 5.250% due 11/1/18	2,525,775
	Sutter Health, FSA:
510,000	5.125% due 8/15/17	520,322
520,000	5.250% due 8/15/27	530,811
1,870,000	Unrefunded Balance, Sutter Health, MBIA, 5.000% due 8/15/19	1,902,183
	California Statewide CDA, Revenue, MBIA, Ridgecrest Regional:
9,210,000	5.000% due 8/1/32	8,418,400
6,000,000	5.000% due 2/1/37	5,414,160
1,000,000	Modesto, CA, Health Facilities Revenue, Memorial Hospital Association, MBIA, 5.125% due 6/1/17	1,015,450
	Total Hospitals	26,454,642

See Notes to Financial Statements.

Legg Mason Partners California Municipals Fund 2008 Annual Report	11

Schedule of investments continued

February 29, 2008

LEGG MASON PARTNERS CALIFORNIA MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Housing — 2.7%
	California Housing Finance Agency Revenue:
	Home Mortgage:
$8,000,000	4.700% due 8/1/36(b)	$6,721,920
	Capital Appreciation:
210,000	Zero coupon bond to yield 11.165% due 8/1/16	81,814
195,000	FHA, zero coupon bond to yield 10.749% due 8/1/15	93,191
10,000	MGIC, 10.250% due 2/1/14	10,213
1,000,000	MFH III, MBIA, 5.850% due 8/1/17(b)	1,005,290
95,000	Single Family Mortgage Purpose Program, 4.800% due 8/1/12(b)	95,364
900,000	California Housing Finance Agency Single-Family Mortgage Purchase, Remarketed 3/31/98, MBIA, 5.375% due 8/1/21(b)	885,195
200,000	California Rural Home Mortgage Financing Authority, Single-Family Mortgage Revenue, Mortgage-Backed Securities, GNMA/FNMA-Collateralized, 6.000% due 12/1/31(b)	199,636
10,000,000	California State Department of Veterans Affairs, Home Purchase Revenue, AMBAC, 5.350% due 12/1/27	10,102,800
660,000	San Francisco, CA, City & County Redevelopment Agency Multi-Family Revenue, 1045 Mission Apartments, GNMA-Collateralized, 5.200% due 12/20/17(b)	662,871
	Total Housing	19,858,294
	Industrial Development — 0.9%
5,250,000	Alameda County, CA, Tobacco Securitization Agency, Asset-Backed Revenue, 5.750% due 6/1/29	5,062,523
1,500,000	California PCFA Revenue, San Diego Gas & Electric Co., 6.800% due 6/1/15(b)	1,674,690
	Total Industrial Development	6,737,213
	Leasing — 14.3%
2,000,000	Anaheim, CA, COP, Regular Fixed Option Bonds, MBIA, 6.200% due 7/16/23	2,043,500
	California State Public Works Board, Lease Revenue:
3,095,000	California State University, 5.000% due 11/1/31	2,856,840
2,500,000	Department of Corrections, MBIA, 5.000% due 9/1/21	2,512,750
1,820,000	Castaic Lake, CA, Water Agency Revenue, COP, MBIA, 5.000% due 8/1/36	1,676,984
2,180,000	City of Santa Rosa, CA, Building Acquisition Project, AMBAC, 5.125% due 7/1/37	2,049,418
4,000,000	Cucamonga County, CA, Water District, COP, FGIC, 5.125% due 9/1/31	3,844,240
1,000,000	Eastern Municipal Water District COP Water & Sewer Revenue, FGIC, 6.750% due 7/1/12	1,093,550
7,900,000	Eastern Municipal Water District, CA, Water & Sewer Revenue COP, MBIA, 5.000% due 7/1/32	7,536,047

See Notes to Financial Statements.

12	Legg Mason Partners California Municipals Fund 2008 Annual Report

LEGG MASON PARTNERS CALIFORNIA MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Leasing — 14.3% continued
$5,015,000	Escondido, CA, Union High School District, COP, FGIC, 5.000% due 9/1/37	$4,352,067
5,000,000	Fullerton, CA, Joint Union High School District, COP, MBIA, 5.000% due 9/1/36	4,655,900
1,720,000	Lodi, CA, Wastewater Systems Revenue, COP, MBIA, 5.000% due 10/1/23	1,719,931
2,000,000	Monrovia, CA, Financing Authority Lease Revenue, Hillside Wilderness Preserve, AMBAC, 5.125% due 12/1/31	1,960,820
1,925,000	Morgan Hill, CA, COP, Refunding, Water Improvement Projects, FSA, 5.125% due 6/1/21	1,950,911
4,500,000	Palm Springs, CA, Financing Authority Lease Revenue, Convention Center Project, MBIA, 5.500% due 11/1/29	4,589,640
	Riverside County, CA, COP, Historic Courthouse Project:
2,320,000	5.000% due 11/1/23	2,268,125
2,705,000	5.000% due 11/1/28	2,539,075
	San Francisco, CA, City & County, COP, San Bruno Jail No. 3, AMBAC:
14,000,000	5.250% due 10/1/26(a)	13,658,960
5,000,000	5.250% due 10/1/33	4,796,150
	Santa Ana, CA:
2,875,000	Financing Authority Lease Revenue, Police Administration & Holding Facility, MBIA, 6.250% due 7/1/24	3,257,289
5,000,000	USD, COP, Refunding, MBIA, 5.210% due 4/1/37	4,897,600
2,795,000	Solano County, CA, COP, Capital Improvement Program, AMBAC, 5.000% due 11/15/19	2,844,108
	South Tahoe, CA, Joint Powers Financing Authority Lease Revenue, Refunding, South Tahoe Redevelopment Project, AMBAC:
3,830,000	5.000% due 10/1/32	3,500,122
5,000,000	5.000% due 10/1/37	4,473,800
	Stockton, CA, PFA Lease Revenue, Parking & Capital Projects, FGIC:
2,000,000	5.125% due 9/1/30	1,936,440
1,900,000	5.250% due 9/1/34	1,860,081
8,620,000	Truckee-Donner, CA, Recreation & Park District, COP, Community Center Project, AMBAC, 5.000% due 9/1/37	7,774,033
10,000,000	Virgin Islands Public Finance Authority Revenue, Senior Lien, 5.500% due 10/1/18	10,068,500
	Total Leasing	106,716,881
	Local General Obligation — 0.7%
2,000,000	Adelanto, CA, School District, Capital Appreciation, FGIC, zero coupon bond to yield 6.699% due 9/1/18	1,158,800
3,000,000	Placentia-Yorba Linda, CA, GO, USD, FGIC, 5.500% due 8/1/27	3,024,810

See Notes to Financial Statements.

Legg Mason Partners California Municipals Fund 2008 Annual Report	13

Schedule of investments continued

February 29, 2008

LEGG MASON PARTNERS CALIFORNIA MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Local General Obligation — 0.7% continued
$1,000,000	San Diego, CA, GO, Public Safety Communication Project, 6.650% due 7/15/11	$1,102,680
	Total Local General Obligation	5,286,290
	Other Revenue — 4.1%
8,320,000	California EFA Revenue, Occidental College, 5.300% due 10/1/38(g)	8,315,923
	California Infrastructure & Economic Development Bank, Revenue, Salvation Army Western, AMBAC:
2,120,000	5.000% due 9/1/27	2,048,280
3,065,000	5.000% due 9/1/28	2,881,039
6,035,000	California Statewide CDA, Revenue, Health Facility, Los Angeles Jewish Home for the Aging, 5.000% due 11/15/37	5,361,072
2,790,000	La Puente, CA, Public Financing Authority, Sewer Revenue, FSA, 5.000% due 12/1/37	2,515,324
	Lodi, CA, Wastewater Systems Revenue, COP, FSA:
2,750,000	5.000% due 10/1/32	2,513,143
2,000,000	5.000% due 10/1/37	1,803,500
5,550,000	Pomona, CA, PFA Revenue, Merged Redevelopment Project, Tax Allocation, MBIA, 5.000% due 2/1/21	5,482,234
	Total Other Revenue	30,920,515
	Pre-Refunded/Escrowed to Maturity — 43.2%
10,000,000	Beverly Hills, CA, Public Financing Authority Lease Revenue, Capital Improvements Projects, 5.250% due 6/1/28(a)(c)	10,170,000
	California EFA Revenue:
3,900,000	5.500% due 7/1/15(c)	3,977,727
1,775,000	Pepperdine University, 5.000% due 11/1/18(c)	1,862,916
1,000,000	Scripps College, 5.250% due 8/1/26(c)	1,069,950
	California Health Facilities Financing Authority Revenue:
705,000	Casa De Las Campanas, California Mortgage Insurance, 5.500% due 8/1/12(c)	714,031
12,000,000	Cedars-Sinai Medical Center, 6.125% due 12/1/30(a)(c)	12,813,840
	Kaiser Permanente:
1,750,000	5.250% due 10/1/14|(d)	1,791,860
3,500,000	FSA, 5.000% due 6/1/18(d)	3,588,375
5,145,000	University of California at San Francisco-Stanford Health Care, FSA, 5.000% due 11/15/18(c)	5,292,456
2,050,000	Unrefunded Balance, Catholic-2005-A, MBIA, 5.125% due 7/1/24(c)	2,085,629
4,000,000	California Infrastructure & Economic Development Bank Revenue, Rand Corp. Project, AMBAC, 5.500% due 4/1/32(c)	4,329,480
5,000,000	California State Public Works Board, Lease Revenue, Department of Health Services, MBIA, 5.750% due 11/1/24(c)	5,312,250

See Notes to Financial Statements.

14	Legg Mason Partners California Municipals Fund 2008 Annual Report

LEGG MASON PARTNERS CALIFORNIA MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Pre-Refunded/Escrowed to Maturity — 43.2% continued
$2,000,000	California State University Foundation Revenue, Monterey Bay, MBIA, 5.350% due 6/1/31(c)	$2,148,420
19,000,000	California Statewide CDA, COP, Kaiser Permanente, Remarketed 7/9/98, 5.300% due 12/1/15(a)(d)	19,828,780
	Castaic Lake Water Agency California Revenue, COP, Water System Improvement Project, AMBAC:
7,270,000	5.250% due 8/1/19(c)	7,625,866
7,615,000	5.125% due 8/1/30(c)	7,974,656
270,000	Contra Costa County, CA, Home Mortgage Revenue, Mortgage-Backed Securities Program, GNMA-Collateralized, 7.750% due 5/1/22(b)(d)	335,332
8,400,000	East Bay, CA, MUD, Water Systems Revenue, MBIA, 5.000% due 6/1/26(c)	8,933,148
3,680,000	Fontana, CA, COP, AMBAC, 5.000% due 9/1/21(c)	3,765,302
20,000,000	Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Revenue, 6.750% due 6/1/39(a)(c)	22,879,400
3,665,000	Inland Empire Solid Waste Financing Authority Revenue, Landfill Improvement Financing Project, FSA, 6.250% due 8/1/11(b)(d)	3,830,328
3,000,000	Long Beach, CA, Bond Finance Authority Lease Revenue, Rainbow Harbor Refinancing Project, AMBAC, 5.250% due 5/1/24(c)	3,117,540
14,230,000	Los Angeles, CA, USD, MBIA, 5.125% due 7/1/22(c)	15,291,273
85,000	Martinez, CA, Home Mortgage Revenue, UGRIC, 10.750% due 2/1/16(d)	110,383
4,000,000	Moreno Valley, CA, GO, USD, Election 2004, FSA, 5.000% due 8/1/25(c)	4,334,360
750,000	Northern California Power Agency Public Power Revenue, Geothermal Project No. 3, 5.000% due 7/1/09(c)	760,860
2,670,000	Ontario, CA, Redevelopment Financing Authority Revenue, Ontario Redevelopment Project No. 1, MBIA, 5.800% due 8/1/23(d)	2,774,370
4,720,000	Pasadena, CA, GO, USD, FGIC, 5.000% due 5/1/20(c)	4,786,882
3,325,000	Perris, CA, Single-Family Mortgage Revenue, Mortgage-Backed Securities Program, GNMA-Collateralized, 8.300% due 12/1/13(b)(d)	4,047,057
6,575,000	Placer County, CA, Water Agency Revenue COP, Capital Improvement Projects, AMBAC, 5.500% due 7/1/29(c)	6,903,093
6,000,000	Pleasanton-Suisan City, CA, HFA Home Mortgage Revenue, Municipal Multiplier 1984, MBIA, zero coupon bond to yield 6.149% due 10/1/16(d)	4,198,020
2,500,000	Pomona, CA, Public Financing Authority Revenue, Water Facilities Project, FSA, 5.000% due 5/1/29(c)	2,598,175
2,000,000	Redding, CA, Electric System Revenue, COP, Regular Linked SAVRS & RIBS, MBIA, 6.368% due 7/1/22(d)	2,308,880
	Riverside County, CA, Single-Family Revenue, Mortgage-Backed Securities Program, GNMA-Collateralized:
2,620,000	8.300% due 11/1/12(b)(d)	3,119,765
1,000,000	7.800% due 5/1/21(b)(d)	1,278,680

See Notes to Financial Statements.

Legg Mason Partners California Municipals Fund 2008 Annual Report	15

Schedule of investments continued

February 29, 2008

LEGG MASON PARTNERS CALIFORNIA MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Pre-Refunded/Escrowed to Maturity — 43.2% continued
$1,500,000	Sacramento County, CA, Single-Family Mortgage Revenue, Issue A, Remarketed 10/29/92, GNMA-Collateralized, 8.000% due 7/1/16(b)(d)	$1,895,520
	Sacramento, CA, City Financing Authority Revenue, Capital Improvement:
2,000,000	5.625% due 6/1/30(c)	2,145,920
	AMBAC:
5,070,000	5.500% due 12/1/20(c)	5,469,567
6,300,000	5.500% due 12/1/21(c)	6,796,503
1,600,000	Solid Waste & Redevelopment Project, 5.875% due 12/1/29(c)	1,722,768
2,000,000	San Bernardino County, CA, COP, Capital Facilities Project, 6.875% due 8/1/24(d)	2,392,020
9,780,000	San Francisco Bay Area Transit Financing Authority, AMBAC, 5.000% due 7/1/28(c)	9,962,495
100,000	San Francisco, CA, Airport Improvement Corp. Lease Revenue, United Airlines Inc., 8.000% due 7/1/13(d)	112,484
	San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road Revenue, Senior Lien:
5,000,000	Zero coupon bond to yield 7.698% due 1/1/14(d)	3,997,600
60,000,000	Zero coupon bond to yield 7.748% due 1/1/16(d)	43,312,800
17,500,000	Zero coupon bond to yield 7.748% due 1/1/17(d)	12,002,725
25,000,000	Zero coupon bond to yield 7.748% due 1/1/18(d)	16,116,750
20,000,000	Zero coupon bond to yield 7.748% due 1/1/19(d)	12,058,800
4,310,000	San Marcos, CA, Public Facilities Authority, Public Facilities Revenue, zero coupon bond to yield 6.000% due 1/1/19(d)	2,560,528
300,000	Santa Rosa, CA, Hospital Revenue, Santa Rosa Hospital Memorial Project, 10.300% due 3/1/11(d)	332,112
1,250,000	Sequoia, CA, Hospital District Revenue, 5.375% due 8/15/23(d)	1,297,238
4,000,000	Tahoe-Truckee, CA, GO, USD, Improvement District No. 1, FGIC, 5.750% due 8/1/20(c)	4,220,400
4,350,000	Vallejo, CA, Parity Revenue, Refunding, Water Improvement Project, FSA, 5.250% due 5/1/29(c)	4,575,461
5,000,000	Virgin Islands Public Finance Authority Revenue, Gross Receipts Taxes Loan Notes, 6.500% due 10/1/24(c)	5,485,450
	Total Pre-Refunded/Escrowed to Maturity	322,416,225
	Resource Recovery — 0.3%
1,900,000	El Centro, CA, Financing Authority Water & Wastewater Revenue, AMBAC, 5.125% due 10/1/27	1,941,021
250,000	Sacramento County, CA, Sanitation District Financing Authority Revenue, Refunding Bonds, 6.000% due 12/1/14	267,470
	Total Resource Recovery	2,208,491

See Notes to Financial Statements.

16	Legg Mason Partners California Municipals Fund 2008 Annual Report

LEGG MASON PARTNERS CALIFORNIA MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Special Tax — 8.6%
$5,000,000	Corona-Norco, CA, USD, Special Tax, Community Facilities District No. 98-1, MBIA, 5.500% due 9/1/33	$5,118,700
	Folsom Public Financing Authority, Special Tax Revenue, AMBAC:
2,240,000	5.000% due 9/1/21	2,190,563
1,135,000	5.000% due 9/1/22	1,096,399
1,845,000	5.000% due 9/1/23	1,751,126
200,000	Fresno, CA, Joint Powers Financing Authority Local Agency Revenue, 6.550% due 9/2/12	200,400
6,485,000	Healdsburg, CA, Community RDA, Tax Allocation, Sotoyome Community Development Project, MBIA, 5.125% due 8/1/31	6,183,058
6,500,000	La Quinta, CA, RDA, Tax Allocation, Redevelopment Project, Area No. 1, AMBAC, 5.125% due 9/1/32	6,014,970
3,250,000	Los Angeles County, CA, Community Facilities, District No. 3, Special Tax, FSA, 5.500% due 9/1/14	3,311,717
	Pomona, CA, Public Financing Authority Revenue, Merged Redevelopment Project, AMBAC:
1,600,000	5.000% due 2/1/31	1,446,576
3,000,000	5.000% due 2/1/36	2,672,970
2,300,000	Poway, CA, RDA, Tax Allocation Revenue, MBIA, 5.000% due 6/15/30	2,055,165
2,500,000	Rancho Cucamonga, CA, RDA, Tax Allocation, Rancho Development Project, FSA, Refunding, 5.250% due 9/1/20	2,547,800
4,390,000	Roseville, CA, Redevelopment Agency Tax Allocation, Roseville Redevelopment Project, AMBAC, 5.000% due 9/1/38	3,863,771
2,800,000	Salida, CA, Area Public Facilities Financing Agency, Community Facilities District, Special Tax Revenue No. 1988-1, FSA, 5.250% due 9/1/18	2,861,292
5,500,000	San Francisco, CA, Bay Area Rapid Transit, District Sales Tax Revenue, Unrefunded Balance, AMBAC, 5.000% due 7/1/28	5,529,535
1,500,000	Santa Margarita-Dana Point, CA, Authority Revenue, Water Improvement Districts 3, 3A, 4, & 4A, MBIA, 7.250% due 8/1/14(e)	1,779,525
2,000,000	South Orange County, CA, PFA, Special Tax Revenue, Senior Lien, MBIA, 7.000% due 9/1/10(e)	2,190,980
	Turlock, CA, Public Financing Authority, Tax Allocation Revenue, FSA:
4,635,000	5.000% due 9/1/30	4,338,731
4,305,000	5.000% due 9/1/36	3,922,888
	Whittier, CA, Public Financing Authority Revenue, Refunding, AMBAC:
2,695,000	5.000% due 11/1/30	2,323,333
3,365,000	5.000% due 11/1/38	2,849,684
	Total Special Tax	64,249,183

See Notes to Financial Statements.

Legg Mason Partners California Municipals Fund 2008 Annual Report	17

Schedule of investments continued

February 29, 2008

LEGG MASON PARTNERS CALIFORNIA MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	State General Obligation — 3.9%
	California State, GO:
$29,570,000	Various Purpose, 5.000% due 12/1/28	$27,893,972
1,000,000	Veterans Bonds, 9.500% due 2/1/10(a)	1,120,460
	Total State General Obligation	29,014,432
	Transportation — 0.2%
1,250,000	Fresno, CA, Airport Revenue, FSA, 5.500% due 7/1/30	1,291,250
	Water & Sewer — 10.9%
	California State Department of Water Resources, Central Valley Project Revenue Water System:
11,000,000	5.000% due 12/1/29	11,017,270
2,395,000	Unrefunded Balance, 5.000% due 12/1/19	2,419,381
6,000,000	Clovis, CA, Sewer Revenue, MBIA, 5.200% due 8/1/28	5,925,420
	Los Angeles, CA, Department of Water & Power:
3,000,000	Revenue, AMBAC, 5.000% due 7/1/32	2,881,500
2,650,000	Waterworks Revenue, Systems Subordinated, AMBAC, 5.000% due 7/1/26	2,584,624
	Metropolitan Water District, Southern California Waterworks Revenue:
12,900,000	4.750% due 7/1/22	12,941,409
10,000,000	FGIC, 5.000% due 10/1/26	9,809,900
300,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue, Refunding Bonds, MBIA-IBC, 6.250% due 7/1/13	331,143
6,875,000	San Diego, CA, Public PFA, Sewer Revenue, FGIC, 5.000% due 5/15/20	6,887,856
3,205,000	San Luis Obispo County, CA, Financing Authority Revenue, Lopez Dam Improvement, MBIA, 5.375% due 8/1/30	3,227,435
20,000,000	Santa Margarita-Dana Point, CA, Authority Revenue, AMBAC, 5.125% due 8/1/18(a)	20,386,600
2,820,000	Sunnyvale, CA, Financing Authority, Water & Wastewater Revenue, AMBAC, 5.000% due 10/1/22	2,829,955
	Total Water & Sewer	81,242,493
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $727,681,654)	756,446,276
SHORT-TERM INVESTMENTS — 0.6%
	Education — 0.0%
100,000	California EFA, Revenue, University of San Francisco, Series B, LOC-Bank of America, 2.850%, 3/5/08(f)	100,000
	Finance — 0.0%
200,000	California State Economic Recovery Bonds, SPA-JPMorgan Chase, 3.170%, 3/3/08(f)	200,000

See Notes to Financial Statements.

18	Legg Mason Partners California Municipals Fund 2008 Annual Report

LEGG MASON PARTNERS CALIFORNIA MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	General Obligation — 0.1%
	California State, GO:
$300,000	LOC-Landesbank Hessen-Thuringen, Bank of America and Bank of Nova Scotia, 2.850%, 3/6/08(f)	$300,000
345,000	LOC-Societe Generale, 2.350%, 3/5/08(f)	345,000
	Total General Obligation	645,000
	Hospitals — 0.0%
	California Health Facilities Finance Authority:
100,000	Adventist Health System, LOC-Wachovia Bank, 3.200%, 3/3/08(f)	100,000
100,000	Health Facility, Catholic Healthcare, LOC-Bank of America, 3.070%, 3/5/08(f)	100,000
	Total Hospitals	200,000
	Public Facilities — 0.1%
900,000	Fremont, CA, COP, Capital Improvement Financing Project, LOC-Scotiabank, 3.160%, 3/6/08(f)	900,000
	Utilities — 0.2%
	California State Department of Water Resources, Power Supply Revenue:
1,290,000	LOC-Landesbank Hessen-Thuringen, 2.900%, 3/6/08(f)	1,290,000
100,000	Refunding, Subordinated, LOC-JPMorgan Chase & Societe Generale, 3.000%, 3/3/08(f)	100,000
400,000	Roseville, CA, Electric Systems Revenue COP, SPA-Dexia Credit Local, FSA, 3.000%, 3/6/08(f)	400,000
	Total Utilities	1,790,000
	Water & Sewer — 0.2%
100,000	Los Angeles, CA, Department of Water & Power, Waterworks Revenue, SPA-Banco Bilboa Vizcaya, 3.000%, 3/6/08(f)	100,000
	Metropolitan Water District of Southern California:
500,000	SPA-Dexia Credit Local, 2.950%, 3/6/08(f)	500,000
150,000	SPA-JPMorgan Chase, 3.000%, 3/6/08(f)	150,000
	Waterworks Revenue:
200,000	Refunding, SPA-JPMorgan Chase, 2.950%, 3/6/08(f)	200,000
200,000	SPA-Lloyds TSB Bank PLC, 3.750%, 3/3/08(f)	200,000
	Total Water & Sewer	1,150,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $4,985,000)	4,985,000
	TOTAL INVESTMENTS — 102.0% (Cost — $732,666,654#)	761,431,276
	Liabilities in Excess of Other Assets — (2.0)%	(15,259,558)
	TOTAL NET ASSETS — 100.0%	$746,171,718

See Notes to Financial Statements.

Legg Mason Partners California Municipals Fund 2008 Annual Report	19

Schedule of investments continued

February 29, 2008

(a)	All or a portion of this security is segregated for open futures contracts and extended settlements.

(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(c)	Pre-Refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(d)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(e)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(f)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.

(g)	Security is issued on a when-issued basis.

#	Aggregate cost for federal income tax purposes is substantially $731,356,749.

Abbreviations	used in this schedule:

ABAG	—	Association of Bay Area Governor
AMBAC	—	Ambac Assurance Corporation — Insured Bonds
CDA	—	Community Development Authority
COP	—	Certificate of Participation
EFA	—	Educational Facilities Authority
FGIC	—	Financial Guaranty Insurance Company — Insured Bonds
FHA	—	Federal Housing Administration
FNMA	—	Federal National Mortgage Association
FSA	—	Financial Security Assurance — Insured Bonds
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
HFA	—	Housing Finance Authority
IBC	—	Insured Bond Certificates
LOC	—	Letter of Credit
MBIA	—	Municipal Bond Investors Assurance Corporation — Insured Bonds
MFH	—	Multi-Family Housing
MGIC	—	Mortgage Guaranty Insurance Corporation
MUD	—	Municipal Utilities District
PCFA	—	Pollution Control Finance Authority
PFA	—	Public Facilities Authority
RDA	—	Redevelopment Agency
RIBS	—	Residual Interest Bonds
SAVRS	—	Selected Auction Variable Rate Securities
SPA	—	Standby Bond Purchase Agreement
UGRIC	—	United Guaranty Residential Insurance Company of Iowa
USD	—	Unified School District

RATINGS TABLE (unaudited)†	VALUE
S&P/Moody’s‡
AAA/Aaa	74.4%
AA/Aa	7.2
A	11.1
BBB/Baa	4.1
BB/Ba	0.8
A-1/VMIG1	0.5
NR	1.9
Total	100.0%

†	As a percentage of total investments.

‡	S&P primary; Moody’s secondary.

See pages 21 and 22 for definition of ratings.

See Notes to Financial Statements.

20	Legg Mason Partners California Municipals Fund 2008 Annual Report

Bond ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB	—	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC

and C	—	Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—	Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa	—	Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.
A	—	Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa	—	Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Legg Mason Partners California Municipals Fund 2008 Annual Report	21

Bond ratings (unaudited) continued

Ba	—	Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B	—	Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Short-term security ratings (unaudited)

NR	—	Indicates that the bond is not rated by Standard & Poor’s or Moody’s.
SP-1	—	Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1	—	Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.
MIG1	—	Moody’s highest rating for short-term municipal obligations.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

22	Legg Mason Partners California Municipals Fund 2008 Annual Report

Statement of assets and liabilities

February 29, 2008

ASSETS:
Investments, at value (Cost — $732,666,654)	$761,431,276
Cash	30,408
Interest receivable	9,421,233
Receivable for Fund shares sold	410,182
Receivable for securities sold	80,000
Prepaid expenses	45,633
Total Assets	771,418,732
LIABILITIES:
Payable for securities purchased	21,917,400
Payable to broker — variation margin on open futures contracts	1,230,833
Distributions payable	1,182,078
Payable for Fund shares repurchased	337,133
Investment management fee payable	285,385
Distribution fees payable	130,876
Trustees’ fees payable	22,262
Deferred compensation payable	13,284
Accrued expenses	127,763
Total Liabilities	25,247,014
TOTAL NET ASSETS	$746,171,718
NET ASSETS:
Par value (Note 6)	$474
Paid-in capital in excess of par value	739,133,012
Undistributed net investment income	537,189
Accumulated net realized loss on investments and futures contracts	(20,267,951)
Net unrealized appreciation on investments and futures contracts	26,768,994
TOTAL NET ASSETS	$746,171,718
Shares Outstanding:
Class A	41,770,042
Class B	2,040,600
Class C	3,428,665
Class I	169,517
Net Asset Value:
Class A (and redemption price)	$15.74
Class B*	$15.72
Class C*	$15.70
Class I	$15.74
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$16.44

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Partners California Municipals Fund 2008 Annual Report	23

Statement of operations

For the Year Ended February 29, 2008

INVESTMENT INCOME:
Interest	$39,669,847
EXPENSES:
Investment management fee (Note 2)	3,859,357
Distribution fees (Note 4)	1,661,496
Legal fees	100,757
Transfer agent fees (Note 4)	93,265
Registration fees	70,505
Shareholder reports (Note 4)	60,619
Audit and tax	42,325
Insurance	20,127
Trustees’ fees	19,682
Custody fees	11,218
Miscellaneous expenses	11,249
Total Expenses	5,950,600
Less: Fee waivers and/or expense reimbursements (Note 2)	(124,302)
Fees paid indirectly (Note 1)	(517)
Net Expenses	5,825,781
NET INVESTMENT INCOME	33,844,066
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	5,290,360
Futures contracts	4,525,652
Net Realized Gain	9,816,012
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(49,445,860)
Futures contracts	(2,017,234)
Change in Net Unrealized Appreciation/Depreciation	(51,463,094)
Net Loss on Investments and Futures Contracts	(41,647,082)
DECREASE IN NET ASSETS FROM OPERATIONS	$(7,803,016)

See Notes to Financial Statements.

24	Legg Mason Partners California Municipals Fund 2008 Annual Report

Statements of changes in net assets

FOR THE YEAR ENDED FEBRUARY 28, 2007 AND THE YEAR ENDED FEBRUARY 29, 2008	2008	2007
OPERATIONS:
Net investment income	$33,844,066	$34,125,991
Net realized gain	9,816,012	20,249,334
Change in net unrealized appreciation/depreciation	(51,463,094)	(7,077,589)
Increase (Decrease) in Net Assets From Operations	(7,803,016)	47,297,736
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(33,644,695)	(33,902,298)
Decrease in Net Assets From Distributions to Shareholders	(33,644,695)	(33,902,298)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	97,694,664	101,167,364
Reinvestment of distributions	18,015,112	17,628,158
Cost of shares repurchased	(124,961,507)	(138,146,842)
Net assets of shares issued in connection with merger (Note 7)	6,729,098	—
Decrease in Net Assets From Fund Share Transactions	(2,522,633)	(19,351,320)
DECREASE IN NET ASSETS	(43,970,344)	(5,955,882)
NET ASSETS:
Beginning of year	790,142,062	796,097,944
End of year*	$746,171,718	$790,142,062
* Includes undistributed net investment income of:	$537,189	$445,817

See Notes to Financial Statements.

Legg Mason Partners California Municipals Fund 2008 Annual Report	25

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED FEBRUARY 28, UNLESS OTHERWISE NOTED:
CLASS A SHARES[1]	2008[2]	2007[3]	2006[3]	2005[3]	2004[3,4]
NET ASSET VALUE, BEGINNING OF YEAR	$16.60	$16.32	$16.52	$16.92	$16.76
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.72	0.73	0.71	0.72	0.75
Net realized and unrealized gain (loss)	(0.86)	0.27	(0.21)	(0.39)	0.15
Total income (loss) from operations	(0.14)	1.00	0.50	0.33	0.90
LESS DISTRIBUTIONS FROM:
Net investment income	(0.72)	(0.72)	(0.70)	(0.73)	(0.74)
Total distributions	(0.72)	(0.72)	(0.70)	(0.73)	(0.74)
NET ASSET VALUE, END OF YEAR	$15.74	$16.60	$16.32	$16.52	$16.92
Total return[5]	(0.94)%	6.27%	3.11%	2.03%	5.48%
NET ASSETS, END OF YEAR (MILLIONS)	$657	$689	$669	$697	$720
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.70%	0.69%[6]	0.70%	0.69%	0.68%
Net expenses	0.68 [7,8,9]	0.69 [6,7]	0.70 [7]	0.69 [7]	0.68
Net investment income	4.39	4.41	4.33	4.35	4.46
PORTFOLIO TURNOVER RATE	33%	16%	8%	3%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2008.

[3]	For a share of capital stock outstanding for the periods prior to April 16, 2007.

[4]	For the year ended February 29, 2004.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.68% and 0.67%, respectively.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.68% until July 1, 2008.

[9]	There was no impact to the expense ratio as a result of fees paid indirectly.

See Notes to Financial Statements.

26	Legg Mason Partners California Municipals Fund 2008 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED FEBRUARY 28, UNLESS OTHERWISE NOTED:
CLASS B SHARES[1]	2008[2]	2007[3]	2006[3]	2005[3]	2004[3,4]
NET ASSET VALUE, BEGINNING OF YEAR	$16.58	$16.30	$16.49	$16.90	$16.74
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.63	0.64	0.62	0.63	0.66
Net realized and unrealized gain (loss)	(0.86)	0.28	(0.20)	(0.40)	0.15
Total income (loss) from operations	(0.23)	0.92	0.42	0.23	0.81
LESS DISTRIBUTIONS FROM:
Net investment income	(0.63)	(0.64)	(0.61)	(0.64)	(0.65)
Total distributions	(0.63)	(0.64)	(0.61)	(0.64)	(0.65)
NET ASSET VALUE, END OF YEAR	$15.72	$16.58	$16.30	$16.49	$16.90
Total return[5]	(1.47)%	5.74%	2.63%	1.44%	4.94%
NET ASSETS, END OF YEAR (MILLIONS)	$32	$46	$72	$101	$134
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.23%	1.20%[6]	1.23%	1.22%	1.20%
Net expenses	1.21 [7,8,9]	1.19 [6,7]	1.23 [7]	1.22 [7]	1.20
Net investment income	3.85	3.91	3.79	3.82	3.94
PORTFOLIO TURNOVER RATE	33%	16%	8%	3%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2008.

[3]	For a share of capital stock outstanding for the periods prior to April 16, 2007.

[4]	For the year ended February 29, 2004.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.19% and 1.18%, respectively.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.21% until July 1, 2008.

[9]	There was no impact to the expense ratio as a result of fees paid indirectly.

See Notes to Financial Statements.

Legg Mason Partners California Municipals Fund 2008 Annual Report	27

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED FEBRUARY 28, UNLESS OTHERWISE NOTED:
CLASS C SHARES[1]	2008[2]	2007[3]	2006[3]	2005[3]	2004[3,4]
NET ASSET VALUE, BEGINNING OF YEAR	$16.56	$16.28	$16.48	$16.88	$16.72
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.63	0.63	0.62	0.63	0.65
Net realized and unrealized gain (loss)	(0.87)	0.28	(0.21)	(0.39)	0.15
Total income (loss) from operations	(0.24)	0.91	0.41	0.24	0.80
LESS DISTRIBUTIONS FROM:
Net investment income	(0.62)	(0.63)	(0.61)	(0.64)	(0.64)
Total distributions	(0.62)	(0.63)	(0.61)	(0.64)	(0.64)
NET ASSET VALUE, END OF YEAR	$15.70	$16.56	$16.28	$16.48	$16.88
Total return[5]	(1.52)%	5.69%	2.54%	1.46%	4.91%
NET ASSETS, END OF YEAR (MILLIONS)	$54	$55	$55	$59	$60
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.25%	1.25%[6]	1.26%	1.26%	1.24%
Net expenses	1.25 [7]	1.24 [6,8]	1.26 [8]	1.25 [8]	1.24
Net investment income	3.82	3.86	3.77	3.79	3.90
PORTFOLIO TURNOVER RATE	33%	16%	8%	3%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2008.

[3]	For a share of capital stock outstanding for the periods prior to April 16, 2007.

[4]	For the year ended February 29, 2004.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.23% and 1.22%, respectively.

[7]	There was no impact to the expense ratio as a result of fees paid indirectly.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

28	Legg Mason Partners California Municipals Fund 2008 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED FEBRUARY 28, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2008[2]
NET ASSET VALUE, BEGINNING OF YEAR	$16.61
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.70
Net realized and unrealized loss	(0.84)
Total loss from operations	(0.14)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.73)
Total distributions	(0.73)
NET ASSET VALUE, END OF YEAR	$15.74
Total return[3]	(0.90)%
NET ASSETS, END OF YEAR (MILLIONS)	$3
RATIOS TO AVERAGE NET ASSETS:
Gross expenses[4]	0.58%
Net expenses[4,5,6,7]	0.54
Net investment income[4]	4.37
PORTFOLIO TURNOVER RATE	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 2, 2007 (inception date) to February 29, 2008.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.55% until July 1, 2008.

[7]	There was no impact to the expense ratio as a result of fees paid indirectly.

See Notes to Financial Statements.

Legg Mason Partners California Municipals Fund 2008 Annual Report	29

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Partners California Municipals Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. Prior to April 16, 2007, the Fund was a Maryland corporation, registered under the 1940 Act, as a non-diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Financial futures contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these

30	Legg Mason Partners California Municipals Fund 2008 Annual Report

contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Securities Traded on a When-Issued Basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Purchasing such securities involves the risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Fund concentration. Since the Fund invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(f) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Class accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(h) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. The amount is shown as a reduction of expenses on the Statement of Operations.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund

Legg Mason Partners California Municipals Fund 2008 Annual Report	31

Notes to financial statements continued

intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of February 29, 2008, no provision for income tax would be required in the fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
(a)	—	$320,494	$(320,494)
(b)	$(107,999)	107,999	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryover.

(b)	Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee calculated at an annual rate of 0.50% of the Fund’s average daily net assets up to $500 million and 0.48% of the Fund’s average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Effective at the close of business on March 2, 2007, management contractually agreed to waive fees and/or reimburse expenses (other than brokerage, taxes, and extraordinary expenses) to limit total annual operating expenses to 0.68% for Class A, 1.21% for Class B and 0.55% for Class I until July 1, 2008.

32	Legg Mason Partners California Municipals Fund 2008 Annual Report

During the year ended February 29, 2008, LMPFA waived a portion of its fee in the amount of $124,302.

Effective December 1, 2007, Legg Mason Investor Services, LLC (“LMIS”), a wholly owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor. Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGM”), PFS Investments Inc. (“PFS”) and LMIS served as distributors of the Fund.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended February 29, 2008, LMIS and its affiliates received sales charges of approximately $60,000 on sales of the Fund’s Class A shares. In addition, for the year ended February 29, 2008, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS A	CLASS B	CLASS C
CDSCs	$18,000	$23,000	$2,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change has no effect on fees previously deferred. As of February 29, 2008, the Fund had accrued $13,284 as deferred compensation payable under the Plan.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

Legg Mason Partners California Municipals Fund 2008 Annual Report	33

Notes to financial statements continued

3. Investments

During the year ended February 29, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$265,319,092
Sales	251,585,299

At February 29, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$52,573,096
Gross unrealized depreciation	(22,498,569)
Net unrealized appreciation	$30,074,527

At February 29, 2008, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED LOSS
Contracts to Sell:
U.S. Treasury Bonds	613	6/08	$70,721,497	$72,717,125	$(1,995,628)

4. Class specific expenses

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended February 29, 2008, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class A	$1,035,638	$74,155	$48,682
Class B	246,208	13,413	7,156
Class C	379,650	5,431	4,706
Class I*	—	266	75
Total	$1,661,496	$93,265	$60,619

*	For the period March 2, 2007 (inception date) to February 29, 2008.

34	Legg Mason Partners California Municipals Fund 2008 Annual Report

5. Distributions to shareholders by class

	YEAR ENDED FEBRUARY 29, 2008	YEAR ENDED FEBRUARY 28, 2007
Net Investment Income
Class A	$30,108,890	$29,557,660
Class B	1,450,450	2,244,433
Class C	2,056,858	2,100,205
Class I*	28,497	—
Total	$33,644,695	$33,902,298

*	For the period March 2, 2007 (inception date) to February 29, 2008.

6. Shares of beneficial interest

At February 29, 2008, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Prior to April 16, 2007, the Fund had 500 million shares of capital stock authorized with a par value of $0.001 per share.

Transactions in shares of each class were as follows:

	YEAR ENDED FEBRUARY 29, 2008		YEAR ENDED FEBRUARY 28, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	5,167,948	$85,222,913	5,677,166	$93,637,684
Shares issued on reinvestment	973,744	15,958,427	923,123	15,214,537
Shares repurchased	(6,270,417)	(102,736,046)	(6,097,697)	(100,384,258)
Shares issued with merger	391,638	6,506,554	—	—
Net increase	262,913	$4,951,848	502,592	$8,467,963
Class B
Shares sold	67,213	$1,107,425	117,378	$1,925,722
Shares issued on reinvestment	48,620	795,843	70,195	1,154,275
Shares repurchased	(874,186)	(14,378,243)	(1,787,982)	(29,383,102)
Shares issued with merger	8,023	133,089	—	—
Net decrease	(750,330)	$(12,341,886)	(1,600,409)	$(26,303,105)
Class C
Shares sold	522,676	$8,586,824	340,807	$5,603,958
Shares issued on reinvestment	75,894	1,240,809	76,614	1,259,346
Shares repurchased	(478,300)	(7,847,143)	(510,148)	(8,379,482)
Shares issued with merger	5,262	87,189	—	—
Net increase (decrease)	125,532	$2,067,679	(92,727)	$(1,516,178)

Legg Mason Partners California Municipals Fund 2008 Annual Report	35

Notes to financial statements continued

	YEAR ENDED FEBRUARY 29, 2008		YEAR ENDED FEBRUARY 28, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Class I*
Shares sold	168,150	$2,777,502	—	—
Shares issued on reinvestment	1,236	20,033	—	—
Shares repurchased	(5)	(75)	—	—
Shares issued with merger	136	2,266	—	—
Net increase	169,517	$2,799,726	—	—

*	For the period March 2, 2007 (inception date) to February 29, 2008.

7. Transfer of net assets

On March 2, 2007, the Fund acquired the assets and certain liabilities of the Legg Mason Partners California Tax Free Bond Fund, pursuant to a plan of reorganization approved by Legg Mason Partners California Tax Free Bond Fund shareholders. Total shares issued by the Fund and the total net assets of the Legg Mason Partners California Tax Free Bond Fund and the Fund on the date of the transfer were as follows:

ACQUIRED FUND	SHARES ISSUED BY THE FUND	TOTAL NET ASSETS OF THE LEGG MASON PARTNERS CALIFORNIA TAX FREE BOND FUND	TOTAL NET ASSETS OF THE FUND
Legg Mason Partners California Tax Free Bond Fund	405,059	$6,729,098	$790,896,597

The total net assets of the Legg Mason Partners California Tax Free Bond Fund before acquisition included unrealized appreciation of $170,971 and accumulated net realized loss of $711,496. Total net assets of the Fund immediately after the transfer were $797,625,695. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

RECORD DATE PAYABLE DATE	CLASS A	CLASS B	CLASS C	CLASS I
Daily 3/31/2008	$0.056938	$0.050091	$0.049663	$0.058828

36	Legg Mason Partners California Municipals Fund 2008 Annual Report

The tax character of distributions paid during the fiscal years ended February 29, 2008 and February 28, 2007 were as follows:

	2008	2007
Distributions Paid From:
Tax-Exempt Income	$33,564,012	$33,860,654
Ordinary Income	80,683	41,644
Total Distributions Paid	$33,644,695	$33,902,298

As of February 29, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$571,428
Capital loss carryforward*	(23,573,484)
Other book/tax temporary differences(a)	1,961,389
Unrealized appreciation/(depreciation)(b)	28,078,899
Total accumulated earnings/(losses) — net	$7,038,232

*

During the taxable year ended February 29, 2008, $711,496 of capital loss carryforwards were transferred to the Fund as a result of the reorganization discussed in Note 7. Additionally, the Fund utilized $7,855,106 of its capital loss carryover available from prior years. As of February 29, 2008, the Fund had the following net capital loss carryforwards remaining:

YEAR OF EXPIRATION	AMOUNT
2/28/2013	$(22,155,581)
2/28/2014	(1,417,903)
$(23,573,484)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the difference between book and tax accretion methods for market discount on fixed income securities.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and CGM, a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as

Legg Mason Partners California Municipals Fund 2008 Annual Report	37

Notes to financial statements continued

transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. Although there can be no assurance, the

38	Legg Mason Partners California Municipals Fund 2008 Annual Report

manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the

Legg Mason Partners California Municipals Fund 2008 Annual Report	39

Notes to financial statements continued

identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

11. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges,

40	Legg Mason Partners California Municipals Fund 2008 Annual Report

among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

12. Recent accounting pronouncements

On September 20, 2006, the Financial Accounting Standard Board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that there is no material impact to the Fund’s valuation policies as a result of adopting FAS 157. The Fund will implement the disclosure requirements beginning with its May 31, 2008 Form N-Q.

Legg Mason Partners California Municipals Fund 2008 Annual Report	41

Notes to financial statements continued

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

13. Recent developments

On May 21, 2007, the United States Supreme Court agreed to hear an appeal in Department of Revenue of Kentucky v. Davis, a case concerning the validity of statutes that create a state tax exemption for interest from municipal securities. The Kentucky Court of Appeals had held that Kentucky’s statute, which provided an exemption for interest earned on municipal securities of Kentucky issuers while taxing interest earned on municipal securities of issuers in other states, violated the Interstate Commerce Clause of the United States Constitution. If the Supreme Court were to adopt the reasoning of the Kentucky Court of Appeals, its decision would affect the state tax status of fund distributions. It is unclear how such a decision would affect the market for municipal securities, but it could adversely affect the value of securities held by the Fund, and therefore of the Fund’s shares. Such a decision could also prompt legislation at the state level that would have further impacts upon the taxability of Fund distributions and upon the market for municipal securities. The case was argued before the Supreme Court on November 5, 2007, but no decision has yet been issued.

42	Legg Mason Partners California Municipals Fund 2008 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners California Municipals Fund, a series of Legg Mason Partners Income Trust, as of February 29, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners California Municipals Fund as of February 29, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 25, 2008

Legg Mason Partners California Municipals Fund 2008 Annual Report	43

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 12-13, 2007, the Board, including the Board members who are not considered to be “interested persons” of the Trust (the “Independent Board Members”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Partners California Municipals Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. The Board received and considered a variety of information about the Manager, the Subadviser and the Fund’s distributor (and any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board Approval of Management Agreement and Sub-Advisory Agreement

The Independent Board Members were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Board Members received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Board Members also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Board Members, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Board Member attributed different weight to the various factors.

44	Legg Mason Partners California Municipals Fund

Nature, Extent and Quality of the Services under the Management Agreement and Sub-Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past two years. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had expanded over time as a result of regulatory and other developments, including maintaining and monitoring their own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s brokerage policies and practices. In addition, management also reported to the Board on, among other things, its business plans, organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were satisfactory.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper,

Legg Mason Partners California Municipals Fund	45

Board approval of management and subadvisory agreements (unaudited) continued

Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as California municipal debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-year period ended June 30, 2007 was above the median and that performance for the 3- and 5-year periods ended June 30, 2007 was lower than the median. The Board noted the explanations from the Manager concerning the underperformance versus the peer group.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also reviewed and considered that fee waivers and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”), and that the Manager contractually had agreed to continue its fee waivers and/or reimbursements until July 2008. In addition, the Board noted that the compensation paid to the Subadviser is paid directly by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information comparing the Contractual Management Fees and the Actual Management Fee, and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the

46	Legg Mason Partners California Municipals Fund

Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by distributors affiliated with the Fund during the past two years and how the amounts received by the distributors were paid during that period.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of retail front-end load funds (including the Fund) classified as California municipal debt funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was below the median and the Actual Management Fee (which reflects a fee waiver) was slightly above the median. The Board noted that the Fund’s actual total expense ratio was below the median.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager Profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data, as well as a report from an outside consultant that had reviewed the methodologies. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered

Legg Mason Partners California Municipals Fund	47

Board approval of management and subadvisory agreements (unaudited) continued

whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s assets levels. The Board noted that the Fund had reached the specified asset levels at which one or more breakpoints to its Contractual Management Fee are triggered. Accordingly, the Fund and its shareholders were realizing economies of scale. The Board also noted that as the Fund’s assets increase over time, certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other Benefits to the Manager and the Subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

* * *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

48	Legg Mason Partners California Municipals Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners California Municipals Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Shareholder Services at 1-800-451-2010.

NON-INTERESTED TRUSTEES:
ELLIOTT J. BERV c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past 5 years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)
A. BENTON COCANOUGHER c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past 5 years	Dean Emeritus and Professor, Texas A&M University (since 2004); Formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); Formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None

Legg Mason Partners California Municipals Fund	49

Additional information (unaudited) continued

Information about Trustees and Officers

JANE F. DASHER c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1949
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past 5 years	Chief Financial Officer, Korsant Partners, LLC (a family investment company)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None
MARK T. FINN c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past 5 years	Adjunct Professor, College of William & Mary (since 2002); Principal/Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None
RAINER GREEVEN c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1936
Position(s) held with fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past 5 years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None

50	Legg Mason Partners California Municipals Fund

STEPHEN R. GROSS c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1947
Position(s) held with fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past 5 years	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); Formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); Formerly, Director ebank Financial Services, Inc. (from 1999 to 2004)
RICHARD E. HANSON, JR. c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past 5 years	Retired; Formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (from 1996 to 2000)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None
DIANA R. HARRINGTON c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1940
Position(s) held with fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past 5 years	Professor, Babson College (since 1992)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None

Legg Mason Partners California Municipals Fund	51

Additional information (unaudited) continued

SUSAN M. HEILBRON c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1945
Position(s) held with fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past 5 years	Independent Consultant (since 2001)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None
SUSAN B. KERLEY c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past 5 years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex) (since 1991)
ALAN G. MERTEN c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past 5 years	President, George Mason University (since 1996)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	Director of Cardinal Financial Corporation (since November 2006); Trustee, First Potomac Realty Trust (since 2005); Formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); Formerly Director, Digital Net Holdings, Inc. (from 2003 to 2004); Formerly, Director, Comshare, Inc. (information technology) (from 1985 to 2003)

52	Legg Mason Partners California Municipals Fund

R. RICHARDSON PETTIT c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1942
Position(s) held with fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past 5 years	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None
INTERESTED TRUSTEE:
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with fund[1]	Chairman, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past 5 years	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; Chairman, President and Chief Executive Officer of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly, Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (2002 to 2005)
Number of portfolios in fund complex overseen by Trustee	137
Other board memberships held by Trustee	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)
OFFICERS:
FRANCES M. GUGGINO Legg Mason 55 Water Street New York, NY 10041
Birth year	1957
Position(s) held with fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past 5 years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)

Legg Mason Partners California Municipals Fund	53

Additional information (unaudited) continued

TED P. BECKER Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past 5 years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005)
JOHN CHIOTA 300 First Stamford Place Stamford, CT 06902
Birth year	1968
Position(s) held with fund[1]	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past 5 years	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
ROBERT I. FRENKEL Legg Mason 300 First Stamford Place Stamford, CT 06902
Birth year	1954
Position(s) held with fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past 5 years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)
THOMAS C. MANDIA Legg Mason 300 First Stamford Place Stamford, CT 06902
Birth year	1962
Position(s) held with fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past 5 years	Managing Director and Deputy Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason

54	Legg Mason Partners California Municipals Fund

DAVID CASTANO Legg Mason 55 Water Street New York, NY 10041
Birth year	1971
Position(s) held with fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past 5 years	Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at Citigroup Asset Management (prior to 2003)
MATTHEW PLASTINA Legg Mason 55 Water Street New York, NY 10041
Birth year	1970
Position(s) held with fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past 5 years	Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2002 to 2007)

[1]	Each Trustee and officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a Fund in the Legg Mason Partners Fund complex.

[3]	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners California Municipals Fund	55

Important tax information (unaudited)

All of the net investment income distributions paid monthly by the Fund from March 1, 2007 through November 30, 2007 and from January 1, 2008 through February 29, 2008 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, 97.04% of the net investment income distribution paid in December 31, 2007 qualifies as a tax-exempt interest dividend for Federal income tax purposes.

Please retain this information for your records.

56	Legg Mason Partners California Municipals Fund

Legg Mason Partners California Municipals Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

PFPC Inc.

4400 Computer Drive

Westborough,

Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Partners California Municipals Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON PARTNERS CALIFORNIA MUNICIPALS FUND

Legg Mason Partners Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners California Municipals Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2008 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest investment manager in 2007 based on 12/31/06 assets under management, according to Pensions & Investments, May 2007.

www.leggmason.com/individualinvestors

©2008 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD2209 4/08 SR08-554

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit Fees. The aggregate fees billed in the last two fiscal years ending February 28, 2007 and February 29, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $161,600 in 2007 and $168,000 in 2008.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2007 and $46,994 in 2008. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust, also included were services consisting of audit procedures performed related to Tender Options Bonds and billings to reflect newly Board Approved 2007 Post Merger Audit Fees.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $6,273 in 2007, and $11,200 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d)	All Other Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Income Trust were $0 in 2007 and $17,700 in 2008. These services consisted of procedures performed in connection with the mergers of the Legg Mason Partners Funds for the following date of February 2, 2007 and March 2, 2007.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e)	Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1)	The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2)	For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f)	N/A

(g)	Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2008.

(h)	Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trustor to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer N. K. Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: May 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: May 2, 2008

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date: May 2, 2008